© Rhythm® Pharmaceuticals, Inc. All rights reserved. ® Rhythm Pharmaceuticals Corporate Presentation January 2026 EXHIBIT 99.2

® 2 This presentation and the accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our preliminary, unaudited revenues for the fourth quarter and full year 2025; sufficiency of our cash and cash equivalents; the safety, efficacy, potential benefits of, and clinical design or progress of any of our products or product candidates at any dosage or in any indication, including, setmelanotide, bivamelagon, and RM-718; the potential use of setmelanotide in patients with acquired hypothalamic obesity; our expectations surrounding potential regulatory submissions, progress, or approvals and timing thereof for any of our product candidates; the estimated market size and addressable population for our drug products, including setmelanotide for the treatment of hypothalamic obesity; the future announcement of data from our ongoing clinical trials, including the Japanese cohort of our Phase 3 trial evaluating setmelanotide for patients with acquired hypothalamic obesity, the substudy evaluating setmelanotide for patients with congenital hypothalamic obesity, the Phase 3 EMANATE trial evaluating setmelanotide in genetically caused MC4R pathway diseases; Part C of the Phase 1 trial evaluating RM- 718, and the open-label Phase 2 trial evaluating setmelanotide in patients with Prader-Willi syndrome; the ongoing enrollment in our clinical trials; and the timing of any of the foregoing. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will”, “aim” and similar terms are also forward-looking statements. Such statements are subject to numerous risks and uncertainties, including, but not limited to, our ability to enroll patients in clinical trials, the design and outcome of clinical trials, the ability to achieve necessary regulatory approvals, risks associated with data analysis and reporting, failure to identify and develop additional product candidates, unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives, risks associated with the laws and regulations governing our international operations and the costs of any related compliance programs, the impact of competition, risks relating to product liability lawsuits, inability to maintain collaborations, or the failure of these collaborations, our reliance on third parties, risks relating to intellectual property, our ability to hire and retain necessary personnel, general economic conditions, risks related to internal control over financial reporting, and the other important factors discussed under the caption “Risk Factors” in our Form 10-Q for the quarter ended September 30, 2025 and our other filings with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this press release or to update them to reflect events or circumstances occurring after the date of this press release, whether as a result of new information, future developments or otherwise. Forward Looking Statements Financial Disclosure Advisory This release contains certain estimated preliminary financial results for the fourth quarter and fiscal year ended December 31, 2025. These estimates are based on the information available to the Company at this time. The Company’s financial closing and audit procedures for the fourth quarter and full year 2025 are not yet complete and, as a result, actual results may vary from the estimated preliminary results presented here. The estimated preliminary financial results have not been audited or reviewed by the Company’s independent registered public accounting firm. These estimates should not be viewed as a substitute for the Company’s full interim or annual financial statements. Accordingly, you should not place undue reliance on this preliminary data.

® 3 Well Positioned to Deliver Long-term, Sustained Growth As of September 30, 2025, cash, cash equivalents and short-term investments were $416.1 million; sufficient to fund planned operations for at least 24 months Global MC4R Franchise Acquired hypothalamic obesity represents significant, near-term growth opportunity in United States, Europe and Japan (PDUFA goal date of March 20, 2026) Next-generation MC4R-specific agonists, weekly RM-718 and oral bivamelagon, with global patent protection extending into 2040s Established global commercial infrastructure with IMCIVREE® (setmelanotide) available >25 countries for BBS, POMC, LEPR deficiencies Setmelanotide, MC4R agonism advancing to address significant unmet need in Prader-Willi syndrome and additional genetic causes of rare MC4R pathways diseases

Continued Growth in IMCIVREE Global Sales

Q4 2025 preliminary unaudited net revenues from global sales of **IMCIVREE®** (setmelanotide)

~$57M*
Q4 2025

~$194M
FY 2025

11% QoQ increase from Q3 2025**

68% of **Q4 2025** revenue **from U.S.**

69% of **FY 2025** revenue **from U.S.**

~10%
increase in number of patients globally on **reimbursed therapy**

The Company plans to report fourth quarter and full year 2025 financial results in February

* Preliminary, unaudited Q4 2025 revenue from vials shipped to U.S. specialty pharma in excess of vials dispensed to patients is approximately $1.7M; **Reminder: During Q3 2025, Rhythm recorded a one-time $3.2 million charge following a final agreement with French authorities for reimbursement for IMCIVREE for POMC/LEPR and BBS.

4

Rhythm® PHARMACEUTICALS

MC4R Pathway Biology is Clear



Hypothalamus
Adipose tissue
Leptin
Blood-brain barrier
LEPR
LEPR
AgRP neuron
AgRP
PCSK1
POMC
α-MSH
β-MSH
POMC neuron
Upstream
Downstream
MC4R
MC4R neuron
Downstream MC4R activity
Low
Normal
Hyperphagia
Obesity
Energy Expenditure

AgRP, agouti-related peptide; LEPR, leptin receptor; MC4R, melanocortin-4 receptor; MSH, melanocyte-stimulating hormone; PCSK1, proprotein convertase subtilisin/kexin type 1; POMC, proopiomelanocortin.

1. Abuzzahab et al. *Horm Res Paediatr.* 2019;91:128-136. **2.** Erfurth. *Neuroendocrinology.* 2020;110:767-779. **3.** Rose et al. *Obesity (Silver Spring)*. 2018;26:1727-1732. **4.** Roth. *Front Endocrinol (Lausanne).* 2011;2:49.

5

Rhythm® PHARMACEUTICALS

® 6 Hyperphagia and Early-onset Obesity Have a Significant Impact on Patients and their Families “I was hungry all day long. I even started sneaking food in the middle of the night because my mind was constantly on my hunger.” “Prior to IMCIVREE, I didn’t realize how much of my mental energy was consumed by my hunger. I’m able to free up my mind and do more enjoyable things with my life.” Kathryn, Diagnosed with BBS at 6 years old 28 YEARS OLD: IMCIVREE prescribed by PCP TEEN YEARS: Hyperphagia, obesity, and visual deficits worsen 6 YEARS OLD: Pronounced hyperphagia; clinical presentation prompted BBS diagnosis via genetic testing 2 YEARS OLD: Visual impairment and developmental delays emerge BORN WITH: Autosomal recessive polycystic kidney disease (diagnosed in utero), polydactyly IMCIVREE Patient Ambassador program launched with 8 patient/caregiver speakers

Expanding Pipeline in Rare Neuroendocrine Diseases

	Patient Population	Pre-clinical	Phase 1/2	Phase 3	Regulatory Approval
Setmelanotide *daily sc injection*	Bardet-Biedl syndrome or biallelic POMC, PCSK1 or LEPR deficiency				US, EU, UK, Canada
Setmelanotide *daily sc injection^*	Acquired hypothalamic obesity			Submitted for FDA, EMA approval	
	Congenital hypothalamic obesity				
	Emanate			Enrollment complete	
	Prader-Willi syndrome				
Bivamelagon *daily oral formulation^*	Acquired hypothalamic obesity			Phase 3 Preparation	
RM-718 *weekly sc injection^*	Acquired hypothalamic obesity		Recruiting		
	Prader-Willi syndrome		Recruiting		
Pre-clinical	Congenital hyperinsulinism (CHI)				

Complete Ongoing

*Approved in Israel & Canada LEPR, leptin receptor; MC4R, melanocortin-4 receptor; PCSK1, proprotein convertase subtilisin/kexin type 1; POMC, proopiomelanocortin.
^Currently being studied as

7

Rhythm® PHARMACEUTICALS

Significant Market Opportunity for MC4R Agonists

U.S. patent protection for next-generation assets bivamelagon and RM-718 extends into 2040s

Approved for IMCIVREE (setmelanotide) in U.S., EU,+

4,000 – 5,000*

Bardet-Biedl syndrome

600 – 2,500*

POMC, PCSK1 and LEPR deficiencies

Acquired hypothalamic obesity

~10,000

estimated U.S. prevalence[1]

~10,000

estimated European prevalence[2]

5,000 – 8,000

estimated Japanese prevalence[3]

Prader-Willi syndrome

~20,000

estimated U.S. prevalence[4]

~400,000

estimated worldwide prevalence[4]

Additional potential

~29,000**

EMANATE lead indications

+DAYBREAK Ph2:

Positive signals observed in **six new genes and gene families**

*Estimated prevalence of U.S. patients based on company estimates; does not include ex-U.S. prevalence estimates. Estimated U.S. patients based on population with early-onset, severe obesity who may benefit from setmelanotide based on sequencing results that factor in variant classifcations, as applicable, current estimated responder rates and that 1.7% of the U.S. population (328M; 2019 US census) presents with severe early onset obesity (Hales et al 2018ł); ~95% of individuals with severe early onset obesity remain obese into adulthood (Ward et al 2017). **Estimated prevalence in United States of SH2B1 and POMC and/or PCSK1 cohorts.

1. U.S. estimates based on reported incidence of hypothalamic obesity following craniopharyngioma and long-term survival rates, (Zacharia, et al., *Neuro-Oncology* 14(8):1070–1078, 2012. doi:10.1093/neuonc/nos142; and Muller, et al., *Neuro-Oncology* 17(7), 1029–1038, 2015 doi:10.1093/neuonc/nov044.); 2. European estimates limited to the EU4 (Germany, France, Spain, Italy), UK and the Netherlands and prevalence of 0.1-0.3 in 10,000 patients; 3. Rhythm estimates the prevalence of acquired hypothalamic obesity in Japan to be approximately 5,000 to 8,000 based on our review of tumor registries and claims data. 4. Driscoll DJ, Miller JL, Cassidy SB. Prader-Willi Syndrome. In: Adam MP, Bick S, Mirzaa GM, et al, eds. GeneReviews®. 1998:1-41. Updated December 5, 2024. Accessed December 10, 2025. https://www.ncbi.nlm.nih.gov/books/NBK1330/

8

Rhythm® PHARMACEUTICALS

® 9 Multiple Anticipated Milestones H1 2026 Disclose six-month results from exploratory Ph2 Prader-Willi trial evaluating setmelanotide Mar. 20, 2026 PDUFA goal date for setmelanotide in conditions associated with acquired hypothalamic obesity H1 2026 Complete enrollment in Ph3 congenital hypothalamic obesity substudy evaluating setmelanotide Q1 2026 Complete enrollment in Part C of Ph1/2 trial evaluating RM-718 in acquired hypothalamic obesity Q1 2026 Topline data from Ph3 EMANATE trial evaluating setmelanotide in four genetically-defined, rare MC4R pathway diseases Q1 2026 Topline data from 12-patient Japanese cohort of Ph3 acquired hypothalamic obesity trial evaluating setmelanotide 2026 Initiate pivotal Ph3 trial evaluating oral bivamelagon in acquired hypothalamic obesity; complete enrollment in Part D of Ph1/2 trial evaluating RM-718 in PWS

® 10 IMCIVREE Global Commercial Execution

® 11 First and Only FDA- and EMA-approved Therapy that Targets Early- onset, Severe Obesity and Hyperphagia Associated with BBS IMCIVREE is a melanocortin 4 (MC4) receptor agonist indicated for chronic weight management in patients with monogenic or syndromic obesity due to: • Bardet-Biedl syndrome (BBS) • Pro-opiomelanocortin (POMC), proprotein convertase subtilisin/kexin type 1 (PCSK1), or leptin receptor (LEPR) deficiency as determined by an FDA- approved test demonstrating variants in POMC, PCSK1, or LEPR genes that are interpreted as pathogenic, likely pathogenic, or of uncertain significance (VUS)

® 12 IMCIVREE available in >25 countries outside the United States Early-access acquired HO programs in France and Italy Ongoing BBS, POMC/LEPR sales Named patient sales Continued execution

Steady Growth in Net Product Revenues since BBS Launch


FDA approved IMCIVREE for BBS in June 2022
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
$2.3M
$4.3M
$8.8M
$11.5M
$19.2M
$22.5M
$24.2M
$26.0M
$29.1M
$33.3M
$41.8M
$37.7M
$48.5M
$51.3M
$57M*
2Q 22
3Q 22
4Q 22
1Q 23
2Q 23
3Q 23
4Q 23
1Q 24
2Q 24
3Q 24
4Q 24
1Q 25
2Q 25
3Q 25
4Q 25
US
Ex US
Global net sales in $M

*Preliminary, unaudited net product revenues as reported on January 9th, 2026

13

Rhythm® PHARMACEUTICALS

Rhythm is Ready for a Successful U.S. Launch in Hypothalamic Obesity

PDUFA goal date of March 20, 2026

Significant unmet need

Setmelanotide's demonstrated efficacy

Transformative opportunity

~10,000

estimated U.S. prevalence[1]

14

1. U.S. estimates based on reported incidence of hypothalamic obesity following craniopharyngioma and long-term survival rates, (Zacharia, et al., *Neuro-Oncology* 14(8):1070–1078, 2012. doi:10.1093/neuonc/nos142; and Muller, et al., *Neuro-Oncology* 17(7), 1029–1038, 2015 doi:10.1093/neuonc/nov044.);

Rhythm® PHARMACEUTICALS

® 15 Craniopharyngioma (CP) and other suprasellar brain tumors and treatment – tumor resection surgery and radiation – is most common cause MC4R pathway deficiency following injury to hypothalamic region causes reduced energy, hyperphagia and rapid-onset, severe obesity No approved treatments available Hypothalamic Obesity: A Rare, Acquired Form of Obesity Following Injury to the Hypothalamic Region van Iersel et al. Endo Rev. 2020 (PMID: 30247642)

® 16 Claims Analysis to Inform Physician Targeting Patients with…. ~5,000 Endos potentially caring for a patient with acquired HO ~2,400 Top target physicians Hypothalamic dysfunction Obesity Endo visit within 18 months Tumor + treatment

® 17 Field Teams Profiling Physicians and Patients Under Their Care in Advance of Launch Field teams prioritize top tier physicians IDed through claims analysis Ongoing efforts profiling physicians >2,000 potential patients* Suspected to have…. or… diagnosed with acquired hypothalamic obesity *Patient identification through physician profiling initially was detailed during Rhythm’s Commercial Readiness for Acquired Hypothalamic Obesity event on Sept. 24, 2025, and updated on Rhythm’s Q3 2025 earnings conference call on Nov. 4, 2025; In the U.S., there are >75 trial patients enrolled in RYTM’s extension trial who potentially would be converted to commercial patients over time, pending FDA approval.

® 18 Hypothalamic Obesity Acquired and Congenital

® 19 Severe, Life-long Burden for Patients with Acquired HO Frequent visits with multiple specialists, a complex regimen of medications, and hospitalization 89% were receiving ≥3 therapies for neuroendocrine dysfunction 22.1 average number of unique medications over 2 years 5.5 average active prescriptions per quarter 3.7 average hospitalizations during the two years following index; 23% included ICU admission in the first year 12 average number of general practitioner visits and 20 specialist visits, during the two years following index “Treatment of patients with tumor/treatment- related hypothalamic obesity in the first two years following surgical treatment or radiotherapy” Müller et al., 2025

® 20 HO: Aggressive, Rapid Weight Gain follows Therapy for CP Setmelanotide therapyGLP1 therapy Patient Case Study: Setmelanotide therapy achieved rapid, significant weight loss Patient case of M. Jennifer Abuzzahab, MD, Pediatric Endocrinologist, at Children's Minnesota

® 21 Phase 3 TRANSCEND Trial: Largest and Longest Placebo-controlled Trial in Acquired Hypothalamic Obesity Setmelanotide QD Double-blind, placebo-control Placebo QD Up to 8 weeks 52 weeks Dose titration Open-label extension patients treated with setmelanotide: placebo 120 Primary analysis cohort +12 Japanese patients remain blinded in ongoing supplemental cohort; Data from this supplemental cohort will serve as the basis for a regulatory submission in Japan. 81 39

® 22 Setmelanotide Achieved Statistically Significant and Highly Clinically Meaningful Reduction in BMI in Phase 3 Acquired HO Trial Primary analysis cohort (N=120) -19.8% Placebo-adjusted difference in BMI reduction from baseline (P<0.0001) -16.5% BMI change from baseline in Setmelanotide arm (n=81) +3.3% BMI change from baseline in Placebo arm (n=39) NOTE: Shown are the least square (LS) means for setmelanotide and placebo groups and the LS mean difference in mean percentage change from baseline in BMI at Week 52, obtained from an analysis of covariance (ANCOVA) model. Rubin’s Rule was used to provide the overall estimates of differences in LS means and p-value.

® 23 -25.00% -20.00% -15.00% -10.00% -5.00% 0.00% 5.00% 10.00% Mean BMI Reduction Consistent Across Stratified Age Groups in Phase 3 Trial Evaluating Setmelanotide in Acquired HO < 12 Yrs -19.5% p <0.0001 (n=31: 20 setmelanotide, 11 placebo) 12 – < 18 Yrs -21.0% p <0.0001 (n=40: 28 setmelanotide, 12 placebo) ≥ 18 Yrs -19.2% p <0.0001 (n=49: 33 setmelanotide, 16 placebo) Pbo-Adj Set Pbo

® 24 Significant BMI Reductions Observed in Patients with Prior Use or Concomitant Use of GLP-1s -24.7% Placebo-adjusted difference in BMI reduction from baseline Prior use of GLP-1 (n=16) Concomitant GLP-1 (n=15) -27.1% Placebo-adjusted difference in BMI reduction from baseline

® 25 Congenital HO Represents Additional Opportunity with Significant Unmet Need Congenital HO occurs due to dysfunction or damage to the hypothalamus from birth, with patients often experiencing hyperphagia and difficulty managing their weight The weight gain and appetite changes accompanying HO are often unresponsive to existing therapies for obesity No approved therapies for congenital HO Estimated prevalence in each the United States and Europe >1,000 Patients

34-week Substudy in Congenital Hypothalamic Obesity Added to Pivotal, Ph3 HO Study

Independent substudy leverages existing Ph3 trial infrastructure; Enrollment completion expected in H2 2025



Dose titration
Double-blind, placebo-control
39
patients randomized
2:1
setmelanotide:
placebo
Setmelanotide QD (n=26)
Placebo QD (n=13)
Open-label extension
Variable duration
34 weeks

~90% power to detect a treatment difference (treatment - placebo) of -12% in percent change of BMI from baseline after 26 weeks on a therapeutic regimen (up to 34 weeks) at 2-sided alpha of 0.05

26

® 27 ≥18yo BMI ≥30 kg/m2 12-<18 yo >95th percentile Setmelanotide-naive SIGNAL Trial: 14-week, Phase 2 Open-label Trial Evaluating Bivamelagon in Patients with Hypothalamic Obesity Inclusion criteria Screening Long-term Extension (LTE) Trial Placebo 200 mg 200 mg 400 mg 200 mg 400 mg 600 mg Week 15 Week 16 Week 40 Week 52 200 mg 400 mg 600 mg 2 weeks 12 weeks RDZ 1:1:1:1 Open-label Week 0 Week 2 Week 14

® 28 Overall Baseline Demographics N=28 46.4% Female 25.4yo Mean Age (13 of 28 <18yo) 38.7 kg/m2 Mean BMI 82.1% Patients with craniopharyngioma 7 years Mean time from hypothalamic injury to trial enrollment Overall bivamelagon population

® 29 Bivamelagon Achieved Statistically Significant BMI Reductions at All Doses 200 mg -2.68% Mean BMI reduction from baseline (n=6) p-value = 0.0180 400 mg -7.69% Mean BMI reduction from baseline (n=7) p-value = 0.0002 600 mg -9.31% Mean BMI reduction from baseline (n=8) p-value = 0.0004 Placebo +2.18% Mean BMI increase from baseline (n=7) Note: Arithmetic means and p-values from 2-sided t-test shown above.

® 30 Bivamelagon Achieved BMI Reductions Consistent with Setmelanotide Week 14 * LOCF (LOCF not performed for Wk12 , patients not included in those means ) Bivamelagon M ea n pe rc en t B M I r ed uc tio n, % -7.7 -9.3 -8.8 -10.1 -15.0 -10.0 -5.0 0.0 5.0 n=7 400 mg n=8 600 mg n=6** 400 mg n=7** 600 mg These values represent patients who demonstrated compliance and no concomitant GLP1 therapy (no patients who enrolled in the Phase 2 bivamelagon were on concomitant GLP1 therapy). Patients deemed non-compliant were excluded. †LOCF performed for week 16 only; **1 patient in 400 mg arm and 1 patient in 600 mg arm removed due to Week 1 discontinuation and documented partial compliance respectively. Setmelanotide n=59 n=64† Phase 2+3 combined* Week 12 Week 16 All patients Removing 2 patients with documented non-compliance -10.1-9.7 Post-hoc analysis:

® 31 AEs consistent with MC4R Mechanism, Setmelanotide Trials in Acquired Hypothalamic Obesity Placebo (N=7) BIVA 600mg (N=8) BIVA 400mg (N=7) BIVA 200mg (N=6)n (%) 6 (86)8 (100)7 (100)6 (100)Any AEs 1 (14)01 (14)0 (0)Serious AEs 3 (43)8 (100)7 (100)6 (100)Treatment-Related AEs 001 (14)0 Treatment-Related SAEs 1 (14)02 (29)0Grade ≥3 AE 001(14)*0AEs Leading to Study Intervention Discontinuation AEs with >=10% in all BIVA dosing (N=21) 2 (29)4 (50)5 (71)6 (100)Nausea 1 (14)3 (37)5 (71)2 (33)Diarrhea 2 (29)4 (50)4 (57)2 (33)Vomiting 2 (29)0 (0)5 (71)1 (17)Headache 003 (43)2 (33)AEs of Special Interest 002 (29)2 (33)Skin Pigmentation** 001 (14)0Adrenal Adverse Events *Rectal bleeding; ** In addition to the four patients on study drug, one placebo-treated participant had skin hyperpigmentation that was not treatment related and therefore not included as an AE of special interest.

® 32 Prader-Willi Syndrome

Revisiting Prader-Willi Syndrome

PWS is a **complex, multi-system** disorder

Constant sense of hunger usually begins at 2yo; if not managed by stringent food restrictions and environmental controls, often **results in life-threatening obesity**

Currently **limited therapeutic options** that effectively reduce the **extreme hyperphagia** and address **low resting energy expenditure**

Prior setmelanotide study evaluated **low doses** (up to 2.5mg daily) for **only 4 weeks**; results were not statistically significant

~20,000 Patients

Estimated U.S. prevalence*

~400,000 Patients

Estimated worldwide prevalence*

* Driscoll DJ, Miller JL, Cassidy SB. Prader-Willi Syndrome. In: Adam MP, Bick S, Mirzaa GM, et al, eds. GeneReviews®. 1998:1-41. Updated December 5, 2024. Accessed December 10, 2025. https://www.ncbi.nlm.nih.gov/books/NBK1330/

33

Rhythm® PHARMACEUTICALS

® 34 18 patients with PWS and obesity aged 6 to 65 years old enrolled Daily dose of setmelanotide escalated up to 5 mg/day as tolerated for 52 weeks Primary endpoints: safety and tolerability Key secondaries: assessments on BMI, hyperphagia, body composition and pharmacokinetics Exploratory Phase 2, Open-label Trial of Setmelanotide in PWS Treatment period (52 weeks)

® 35 Baseline Demographics N=18 Patients enrolled Overall (N=18)StatisticParameter 17.1 (5.6) (6 – 23) 3 (16.7) 4 (22.2) 11 (61.1) Mean (SD) (range) <12 years old, n (%) >12 years and <18, n (%) ≥18 years old, n (%) Age, years 8/10 (44.4/55.6)Female / MaleSex, n (%) 15 (83.3) 2 (11.1) 1 (5.6) White Multiple Asian Race, n (%) 39.1 (9.5) 24.2 – 67.0 Mean (SD) RangeBMI, kg/m2 43.7 (10.3) 32.6 – 67.0 Mean (SD) RangeBMI, kg/m2 (n=8*) *BMI for the 8 patients with ≥3 months’ treatment n=8 patients reached Month 31 n=5 patients reached Month 61 17 patients remain on active therapy 1. Data cut-off date is Nov. 14, 2025

® 36 -4.8 -3.8 -3.7 -2.8 -2.7 -1.3 2 2.4 -5.9 -5.6 -2.6 0.5 4.2 -8 -6 -4 -2 0 2 4 6 Pt 8 Pt 7 Pt 3 Pt 2 Pt 6 Pt 5 Pt 4 Pt 1 Mo3 Mo 6 Setmelanotide Achieved BMI Reductions from Baseline in Patients with PWS After 3 and 6 Months of Treatment Age/Sex/BMI 12/F/32.6 23/M/37.4 23/F/42.2 18/F/44.6 23/M/45.4 14/M/38.8 21/M/41.5 20/F/67.0 V V % C ha ng e fr om B as el in e in B M I Notes: V=Patients 7 and 6 are on Vykat XR (diazoxide choline); *Patients 7, 3, 6, and 1 have type 2 diabetes. Patient 3: Worsened diabetes control after 13 weeks, started on insulin. Patient 5: non compliant after initial response; Patient 4: discontinued prior to visit 6. Patient 1: poorly controlled diabetes, lipohypertrophy, severe lower extremity lymph edema * ** *

® 37 HQ-CT1 Scores Showed Meaningful Hyperphagia Reductions from Baseline Observed in 6 of 7 Evaluable Patients at Month 3 14 6 10 0 7 18 24 20 1 4 0 0 4 22 10 11 0 5 10 15 20 25 30 Pt 8 Pt 7 Pt 3 Pt 2 Pt 6 Pt 5 Pt 4 Pt 1 Baseline Month 3 H Q -C T Sc or e 1. The Hyperphagia Questionnaire for Clinical Trials (HQ-CT) is a 9-item, observer-reported outcome measure that assesses changes in hyperphagic behaviors in individuals with PWS. Each item is scored from 0 to 4, for a total possible score of 36.

® 38 Positive Body Composition Changes from Baseline to Month 6 Note: There are no DEXA data for Patient 1 (exceeded table’s weight limits) -7.9 -7.2 -10.1 3.2 -6.3 -0.1 -1 -0.2 -12 -10 -8 -6 -4 -2 0 2 4 Pt 3 Pt 2 Pt 6 Pt 5 Fat Mass Lean Mass % C ha ng e fr om B as el in e

® 39 EMANATE and DAYBREAK Genetically-defined MC4R Pathway Diseases

EMANATE and DAYBREAK Studies to Drive Significant Expansion of Setmelanotide's Potential Addressable Market

Phase 3 EMANATE Trial€

Four independent sub-studies

6,000†	Heterozygous POMC/PCSK1 deficiency
4,000†	Heterozygous LEPR deficiency
20,000†	SRC1 deficiency
23,000†	SH2B1 deficiency

Phase 2 DAYBREAK Trial	Study completed in 2024

Emanate

Obesity and Hunger Clinical Trial

Daybreak

Obesity and Hunger Clinical Trial

† Estimated U.S. patients based on population with early-onset, severe obesity who may benefit from setmelanotide based on sequencing results, current estimated responder rates and that 1.7% of the US population (328M; 2019 US census) presents with severe early onset obesity (Hales et al 2018‡); ~95% of individuals with severe early onset obesity remain obese into adulthood (Ward et al 2017); £ U.S. and EU regulatory submissions for BBS and Alström syndrome filed in September and October 2021, respectively. € Planned EMANATE trial would include patients with variants classified as pathogenic, likely pathogenic or suspected pathogenic;

40
Rhythm® PHARMACEUTICALS

® 41 Each sub-study: Patients randomized 1:1 Phase 3 EMANATE Trial Comprised of Four Independent Sub-studies ACMG Classification Enrolled patients Genetic substudy • Pathogenic • Likely pathogenic • VUS*-Suspected pathogenic n=79 POMC/ PCSK1* • Pathogenic • Likely pathogenic • VUS-Suspected pathogenic n=23LEPR* • All VUSn=73SRC1 • Pathogenic • Likely pathogenic • VUS n=121SH2B1 Setmelanotide Placebo 52 weeks Open-label extension Endpoints • Primary: Difference in mean percent change in BMI from baseline to 52 weeks in setmelanotide arm compared to placebo arm • Key secondary: Additional measurements of effects on weight- related and hunger/hyperphagia endpoints * VUS = Variant of uncertain significance; Enrollment completed in 4Q 2024; Topline data anticipated in 1Q 2026 NOTE: The SRC1 and LEPR substudies are currently under-enrolled, so additional studies may be necessary in order to seek regulatory approval. We believe the SH2B1 and POMC/PCSK1 substudies are fully enrolled and powered and could enable Rhythm to seek registration, pending success.

DAYBREAK 2-Stage Design: 16-Week Run-in Followed by 24-week Randomized Withdrawal and Double-blind, Placebo-controlled


Stage 1: Open-label Run-in
Stage 2: Double-blind, Placebo-controlled
Screening
2-8 weeks
Open-label dose titration
≥12 years
starting dose
2 mg
6 to <12 years
starting dose
1 mg
6 to <12 years
dose titration
to 2 mg
2 weeks
Open-label run-in
Open-label treatment at
therapeutic dose
3 mg
14 weeks
Completers
R
2:1
Non-responders
End of study visit
Randomized, double-blind
Setmelanotide
3 mg
Placebo
24 weeks
Final
visit
Visit 1a
Visit 14
Screening
Week 0
(baseline)
Week 16
Week 40
(primary
assessment)
Week 44
End of study
visita

Eligibility Criteria: Genetic confirmation in patients 6-65 years; Obesity: BMI ≥40 kg/m2 (adults ≥18 years) or BMI ≥97th percentile for age and sex (children <18)

Primary Endpoint: proportion of patients by genotype who achieve a BMI reduction of ≥5% from baseline in response to setmelanotide at the end of Stage 1

S2 Eligibility Criteria Reduction at end of S1, from baseline: Adult: Reduction of ≥3% BMI; Pediatric: reduction of ≥3% BMI OR of ≥0.05 BMI Z-score

[a]Virtual visit. R, randomization.

42

Rhythm® PHARMACEUTICALS

® 43 84% or 27 of 32 patients on setmelanotide Data Highlights from Stage 2 of DAYBREAK Phase 2 Trial * Analyses were limited by the small number of PBO-treated pts -12.4% Mean BMI change from baseline (SD: 8.0%; range 1.2%-35.0%) n=32 patients on continuous setmelanotide therapy* VS. 29% or 5 of 17 patients on placebo achieved or maintained >5% BMI reduction from baseline P=0.001

® 44 *One adult and one pediatric SEMA3G patient dropped out of S2 prior to having any data and are not shown Several genetically defined subgroups may merit further study with next-generation MC4R agonists Variable Responses Observed in DAYBREAK Stage 2 in Different Genetic Cohorts Early bridging to setmelanotide Week -7.5 -10.0 -12.5 -15.0 0 8 3216 24 40 -5.0 -2.5 0.0 Week Pe rc en ta ge B M I c ha ng e fr om b as el in e, % -7.5 -10.0 -12.5 -15.00 8 3216 24 40 -5.0 -2.5 0.0 Rescue with setmelanotide Adult, n=5 Pediatric, n=4PHIP Adult, n=7* Pediatric, n=8*SEMA3(A-G) WeekPe rc en ta ge B M I c ha ng e fr om b as el in e, % -20.0 -30.0 0 8 3216 24 40 -10.0 0.0 -15.0 -25.0 -5.0 Discontinued Week -20.0 -30.0 0 8 3216 24 40 -10.0 0.0 -15.0 -25.0 -5.0 Early Bridging Week -20.0 0 8 3216 24 40 -10.0 0.0 -15.0 -25.0 -5.0 Pe rc en ta ge B M I c ha ng e fr om b as el in e, % SIM1 Adult, n=2 Pediatric, n=3 Week -20.0 0 8 3216 24 40 -10.0 0.0 -15.0 -25.0 -5.0 40 Week -20.0 -30.0 0 8 3216 24 -10.0 0.0 -15.0 -25.0 -5.0 40 Week -20.0 -30.0 0 8 3216 24 -10.0 0.0 -15.0 -25.0 -5.0 Rescue with setmelanotid e PLXNA (1-4) Adult, n=8 Pediatric, n=5 Pe rc en ta ge B M I c ha ng e fr om b as el in e, % Early Bridging X X X X X X X S1 S1 S1 S1 S1 S1 S1 S1 S2 S2 S2 S2 S2 S2 S2 S2 Placebo Setmelanotide

® 45 Well Capitalized: Cash Sufficient to Fund Planned Operations for at least 24 Months $416.1M Cash, cash equivalents and short-term investments as of September 30, 2025 Guidance RYTM expects cash to be sufficient to fund planned operations for at least 24 months 66.3 Million Weighted average common shares outstanding as of September 30, 2025

® 46 Alastair Garfield, PhD Chief Scientific Officer Joe Shulman Chief Technology Officer Yann Mazabraud Executive Vice President, Head of International Jennifer Lee Executive Vice President, Head of North America Hunter Smith Chief Financial Officer David Meeker, MD Chair, President and Chief Executive Officer 20 years experience in neurobiology of appetite /body weight regulation; rare disease drug discovery 20-plus years experience leading CMC, supply chain planning and quality assurance and control 20-plus years leading global commercial strategy in rare diseases 20-plus years leading global commercial strategy in rare diseases 20-plus years in finance, M&A, capital markets; financial leadership for Otezla® 25-plus years; focus on rare genetic disease treatments, including Aldurazyme®, Fabrazyme® and Myozyme® Rhythm Leadership – Strong Team with Broad Biopharma Experience

® 47 Appendix

® 48 German Investigator-led Observational Study Showed Setmelanotide associated with Improvement in Measures of MASLD, Kidney Function in Patients with BBS 26 patients with BBS completed six months on setmelanotide therapy. Adapted from Hühne, T., et al. (2025). Impact of the melanocortin-4 receptor agonist setmelanotide on MASLD and kidney function in Bardet-Biedl syndrome. The Journal of Clinical Endocrinology & Metabolism. https://doi.org/10.1210/clinem/dgaf483; * MASLD improvement was correlated with only liver size, not BMI reduction; This study was funded by the German Federal Ministry of Research and Education and by Rhythm Pharmaceuticals. >80% of patients exhibited either resolution of MASLD or stabilization at grade S1* 100% of patients (N=26) with both BBS and metabolic dysfunction-associated steatotic liver disease (MASLD)

® 49 Positive Real-world Setmelanotide Data Reported from French Early- access Program in Adult Patients with Acquired Hypothalamic Obesity *50% male; all aged ≥18 years, with a previous resection of craniopharyngioma (n=7) or of Rathke cleft cyst (n=1); Adapted from “3-Month Real-World Setmelanotide Hunger and Weight Outcomes in Patients with Hypothalamic Obesity” poster presented ObesityWeek®; November 3-6, 2024, in San Antonio, TX, USA. N=8* patients -5.6% Mean BMI reduction Month 1 -12.8% Mean BMI reduction Month 3 -21.3% Mean BMI reduction Month 6 -5 .3 -0 .6 -6 .9 -1 0. 5 -2 .3 -4 .5 -4 .6 -9 .9 -9 .6 -9 .6 -1 9 -2 0. 3 -5 -1 0. 6 -9 .9 -1 8. 6-1 4. 9 -1 8. 9 -2 7. 8 -3 2. 5 -1 2. 5 -35 -30 -25 -20 -15 -10 -5 0 #1 #2 #3 #4 #5 #6 #7 #8 -5% change -10% change Ch an ge in B M I f ro m b as el in e, % 19.3 years Mean age at resection 31.4 years Mean age at initiation of setmelanotide therapy 44.1 kg/m2 Mean BMI at baseline

® 50 Case reports presented at 62nd annual meeting of the European Society for Paediatric Endocrinology (EPSE) Real-world Case Reports from French Early-access Program Suggest Setmelanotide may be Effective Treatment for Congenital HO Adapted from ‘3-Month real-world setmelanotide hunger and weight outcomes in four French paediatric patients with acquired or congenital hypothalamic obesity,’ presented at ESPE on November 18, 2024, by Dr. Ahlam Azar-Kolakez, et al.

® 51 2457n= *Weekly average of daily scores. participants ≥12 years of age who were able to self-report were administered the questionnaire. Participants were asked to rate their most hunger on an 11-point numerical rating scale from 0 to 10, where 0 = not hungry at all and 10 = hungriest possible via the question, “In the last 24 hours, how hungry did you feel when you were the most hungry?” CI, confidence interval; LSM, least squares mean. -2.23 -3.11 -3.22 -3.27 -3.00 -2.86 -2.96 -3.18 -1.07 -1.73 -1.60 -1.93 -1.43 -1.50 -1.48 -1.65 -4.0 -3.0 -2.0 -1.0 0.0 52-Week Most Hunger Score* Reduction -1.28 Reduction in Most Hunger Score* Over Time PBO-adjusted difference EOT56484032241240 Weeks 394444465044535257Setmelanotide, n 151718192223191824Placebo, n M ea n ch an ge in m ax im al d ai ly h un ge r s co re (9 5% C I) Rapid and Statistically Significant Hunger Reduction in Patients with HO Aged ≥12 Years †P=0.0086 vs placebo.  Setmelanotide  Placebo Ch an ge in m ax im al d ai ly h un ge r sc or e, L SM (9 5% C I) -2.73† -1.45 -4.0 -3.5 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 As presented at ENDO 2025

® 52 -40 -30 -20 -10 0 10 20 % C ha ng e fr om B as el in e -16.3% +3.9% -40 -30 -20 -10 0 10 Significant Reductions in BMI Observed in both Adults and Children in Phase 3 Trial Evaluating Setmelanotide in Acquired HO ≥18 Years Old (n=49) (P<0.0001) Setmelanotide Placebo % C ha ng e fr om B as el in e <18 Years Old (n=71) -19.2% Placebo-adjusted Difference -16.8% +2.4% (P<0.0001) Setmelanotide Placebo -20.2% Placebo-adjusted Difference (n=33) (n=16) (n=48) (n=23)

Rapid and Significant BMI Percent Reduction Starting at Week 4



Setmelanotide
Placebo
Mean BMI percent change (95% CI)
10
5
0
-5
-10
-15
-20
-25
0.2
0.9
1.9
2.0
2.0
2.6
2.8
3.5
-3.7
-10.6
-15.5
-17.5
-18.3
-18.7
-19.6
-18.3
0 4 12 24 32 40 48 56 EOT
Weeks

	0	4	12	24	32	40	48	56	EOT
Setmelanotide, n	81	81	77	75	68	73	68	69	71
Placebo, n	39	38	37	38	34	36	33	35	37

A Higher Proportion Achieved Percent BMI Reductions for All BMI Thresholds



Setmelanotide
n=81
Placebo
n=39
Percent of participants achieving BMI percent reduction threshold (95% CI)
100
90
80
70
60
50
40
30
20
10
0
79.5*
10.4
63.0*
5.2
50.6*
2.6
43.2*
0.0
≥5%
≥10%
≥15%
≥20%
BMI percent reduction from baseline

**P*<0.0001 vs placebo.

As presented at ENDO 2025

53

BMI, body mass index; CI, confidence interval.

Rhythm® PHARMACEUTICALS

® 54 Hypothalamic Obesity: Patients Achieved 25.5% Mean BMI Reduction at One Year of Setmelanotide Therapy in Long-term Ext. Trial -21.1 0.8 -10.8 -25 -20 -15 -10 -5 0 5 0 2 4 6 8 10 12 14 16 18 20 BM I c ha ng e fr om b as el in e, % Off treatment Reinitiated treatment -29.2 -8.7 -14.6 -20.5 -21.6 -27.1 -39.1 -36.6 -35.8 -23.9 -7.0 -42.4 -45 -40 -35 -30 -25 -20 -15 -10 -5 0 0 2 4 6 8 10 12 BM I c ha ng e fr om b as el in e, % Month -5.1 -8.9 -10.1 -6.0 -9.7 -11.1 -6.0 -25 -20 -15 -10 -5 0 5 0 2 4 6 8 10 12 14 BM I c ha ng e fr om b as el in e, % Off treatment Dose reduced Dose increased Dose reduced MonthMonth Patients on treatment at Month 12 (n=12) Patient lost to follow-up (n=1) Patient who discontinued treatment because of an AE (n=1) As presented during The Obesity Society Annual Meeting (TOS 2023) on October 17, 2023, in Dallas.

® 55 Body Composition Data Show Greater Decreases in Total Fat Mass vs. Lean Muscle Mass 121110987654321Patient number 241615151413121110996Age at baseline -27.1-42.4-36.6-14.6-29.2-21.6-8.7-7-23.9-39.1-20.5-35.8 Percent change in BMI from baseline to Month 12 -5 7. 8 -2 3. 7 -3 6. 5 -1 2. 2 -5 .0 -1 5. 4 -2 4. 2 3. 1 -5 1. 4 -5 3. 9 -3 3. 1 -5 .1 -1 8. 1 -2 8. 1 -6 .5 5. 3 23 .8 2. 6 -4 .2 -1 4. 1 -3 8. 2 -1 5. 5 -80 -60 -40 -20 0 20 40 Ch an ge in m as s, % Total fat mass Lean muscle mass -6 2. 0 -1 5. 7 -1 8. 5 -1 5. 7 -2 0. 2 -9 .9 -2 6. 3 -2 2. 3 -1 6. 9 -2 8. 2 -2 6. 8 -8 .5 -1 8. 1 -6 .8 -1 6. 3 -1 1. 5 -1 .4 17 .5 16 .8 -5 .6 -6 .4 -1 5. 7 -2 1. 3 -1 2. 3 -80 -60 -40 -20 0 20 40 Ch an ge in m as s, % Week 16 ≥1 year

All Patients Achieved a Decrease in Obesity Severity at One Year

Three of 11 pediatric patients achieved normal weight at one year based on NIH, WHO weight classifications

BMI, kg/m^2	Adults (n=1)	WHO Classification (NIH[5])	Pediatric patients (n=11)*											BMI percentile[6]	
≥50	50				157	166					190	158			
≥45 to <50		Obesity class III (extreme)						149						≥140%†	
≥40 to <45									144			140	141		≥95th percentile
≥35 to <40	37	Obesity class II (severe)[5]	139	124	131	126				120	138			≥120% to <140%‡	
≥30 to <35		Obesity class I	96	109			109							≥95% to <120%§	
≥25 to <30		Overweight						86	89					≥85th to <95th percentile	
<25		Normal weight					83			73			79	≥5th to <85th percentile	

*Pediatric patients reported as %BMI95. †Or BMI ≥40 kg/m2 (whichever is lower). ‡Or BMI ≥35 to <40 kg/m2 (whichever is lower). §Or BMI ≥30 to <35 kg/m2 (whichever is lower). %BMI95, percent of the 95th percentile for BMI; BMI, body mass index; NIH, National Institutes of Health; WHO, World Health Organization.

56

Rhythm® PHARMACEUTICALS

® 57 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 5% 10% 15% 20% Pr op or tio n of p at ie nt s Consistent Response to Setmelanotide Therapy Observed across Majority of Patients in Phase 3 Trial in Acquired HO 5% 3% 51% 0% 43% Setmelanotide Placebo 10% 80% 63% P<0.0001 P<0.0001 P<0.0001 P<0.0001 Observed Reduction in BMI at 52 weeks

® 58 Individual Percentage Change in BMI from Baseline to Week 14 *LOCF (BIVA 400mg participant discontinued Tx Week 1, BIVA 600mg participant Week 10). BIVA, Bivamelagon. BIVA 200mg (n=6) BIVA 400mg (n=7) BIVA 600mg (n=8) Placebo (n=7) -1.7 -0.1 1.5 1.8 2.1 5.2 6.5 -8.0 -4.2 -3.2 -3.0 1.0 1.3 -13.7 -9.6 -9.3 -8.9 -6.9 -4.2 -1.4 -16.4 -14.8 -14.5 -9.0 -9.0 -7.8 -3.5 0.4 -20 -15 -10 -5 0 5 10 * Last observation carried forward (LOCF): One patient in 400mg cohort discontinued therapy at week one. Pe rc en ta ge C ha ng e in B M I,% * *

Patients Achieved BMI Reductions of at least 5%, 10% at Week 14



Percentage of patients achieving BMI% reduction cut point, %
100
90
80
70
60
50
40
30
20
10
0
0.0%
0.0%
16.7%
0.0%
71.4%[1]
14.3%
75.0%[2]
37.5%
Placebo (N=7)
200mg BIVA (N=6)
400mg BIVA (N=7)
600mg BIVA (N=8)
Achieved a >=5% Reduction
Achieved a >=10% Reduction

1. P=0.0105
2. P= 0.0056 vs placebo

59

Rhythm® PHARMACEUTICALS

Bivamelagon Achieved Meaningful Reductions in 'Most' Hunger Scores at Week 14


Bivamelagon QD
Placebo QD (n=7)
200mg (n=6)
400mg (n=6*)
600mg (n=8)
Change in most hunger score
0.0
-1.0
-2.0
-3.0
-0.8
-2.1
-2.8
-2.8

Weekly average of daily scores on a 10-point scale with 10 being 'most' hungry.
*One patient 400mg bivamelagon who did not complete trial did not have Week 14 score and is not included

60
Rhythm® PHARMACEUTICALS

® 61 Thank you